STATE FARM MUTUAL FUND TRUST

October 1, 2006 Supplement to the Prospectus dated May 1, 2006

On September 15, 2006, the Board of Trustees of State Farm Mutual Fund Trust (“the Board”) unanimously took the following actions, each of which is anticipated to become effective on December 1, 2006:

•	Terminated the Investment Sub-Advisory Agreement between State Farm Mutual Fund Trust (the “Trust”), State Farm Investment Management Corp. (the “Adviser”) and Capital Guardian Trust Company (“Capital Guardian”) with respect to Capital Guardian’s day-to-day portfolio management of the Small Cap Equity Fund;

•	Renamed the “Small Cap Equity Fund” the “Small/Mid Cap Equity Fund;”

•	Appointed Bridgeway Capital Management, Inc. (“Bridgeway”) and Rainier Investment Management, Inc. (“Rainier”) as investment sub-advisers to the renamed Small/Mid Cap Equity Fund. Bridgeway and Rainier will each provide day-to-day management for approximately one-half of the Small/Mid Cap Equity Fund’s portfolio; and

•	Approved the investment sub-advisory agreement between Bridgeway, the Adviser and the Trust, and the investment sub-advisory agreement between Rainier, the Adviser and the Trust. There is no change in the agreement between the Trust and the Adviser and, therefore, shareholders will pay the same fees after the effective date.

The above actions will become effective on December 1, 2006 if the U.S. Securities and Exchange Commission grants a “manager of managers” exemptive order to the Adviser and the Trust. The anticipated exemptive order will allow the Adviser, with the Board’s consent, to hire investment sub-advisers without holding a special shareholder meeting to ask shareholders to approve the new investment sub-advisory agreements. The Adviser and the Trust anticipate that the SEC will issue the exemptive order by December 1, 2006, thereby allowing the Adviser and the Trust to hire Bridgeway and Rainier to begin sub-advising the Small/Mid Cap Equity Fund on December 1, 2006 without needing to hold a special shareholder meeting. Shareholders will receive detailed information after December 1, 2006 about the Board’s approval of Bridgeway and Rainier as sub-advisers to the Small/Mid Cap Equity Fund.

The Board considered the possibility that the SEC may not issue a manager of managers exemptive order before December 1, 2006. Considering this possibility, the Board unanimously approved convening a special shareholder meeting on December 15, 2006 to ask Small/Mid Cap Equity Fund shareholders of record to approve the Bridgeway and Rainier investment sub-advisory agreements, if necessary. If a special shareholder meeting is necessary, a proxy statement relating to these proposals is expected to be mailed in late October or early November of 2006. If shareholders approve the proposed sub-advisory agreements, Bridgeway and Rainier will begin providing sub-advisory services to the Small/Mid Cap Equity Fund on approximately December 18, 2006.

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